FOR IMMEDIATE DISTRIBUTION (April 21, 2004)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

CARREKER CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-24201	75-1622836
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Valley View Lane

Dallas, Texas 75244

(Address of principal executive offices)

(972) 458-1981

(Registrant’s telephone number, including area code)

Item 5.                    Other Events and Regulation FD Disclosures

Carreker Corporation has received notice that the Securities and Exchange Commission has terminated their investigation of Carreker, with no enforcement action being recommended.

Item 7.                    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exbibits.

Exhibit Number	Description

99.1	Carreker Corporation press release dated April 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARREKER CORPORATION
(Registrant)

Date: April 21, 2004	By:	/s/ Lisa K. Peterson
Executive Vice President and Chief Financial Officer